UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23016

(Investment Company Act file number)

Alternative Credit Income Fund

(Exact name of Registrant as specified in charter)

650 Madison Avenue, 23rd Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center, 1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 891-2880

Date of fiscal year end: September 30

Date of reporting period: October 1, 2021– September 30, 2022

Item 1. Reports to Stockholders.

(a)

ALTERNATIVE

CREDIT INCOME FUND

ANNUAL REPORT

SEPTEMBER 30, 2022

TABLE OF CONTENTS

Shareholder Letter	1
Portfolio Update	4
Consolidated Schedule of Investments	6
Consolidated Statement of Assets and Liabilities	12
Consolidated Statement of Operations	13
Consolidated Statements of Changes in Net Assets	14
Consolidated Statement of Cash Flows	16
Financial Highlights
Class A	17
Class C	18
Class W	19
Class I	20
Class L	21
Notes to Consolidated Financial Statements	22
Report of Independent Registered Public Accounting Firm	34
Additional Information	35
Trustees & Officers	36
Privacy Notice	39

Alternative Credit Income Fund	Shareholder Letter
September 30, 2022 (Unaudited)

Dear Shareholders:

We are pleased to share detailed performance of the Alternative Credit Income Fund (the “Fund”), for the annual period ended September 30, 2022.

The Fund posted a return of -2.0%1 for the year, continuing to notably outpace all relevant fixed income benchmarks, including the Bloomberg’s U.S. Aggregate Total Return Value Index2 (-14.6% in the annual period ended 9/30/2022), the S&P/LSTA Leveraged Loan Total Return Index3 (-2.5%) and the Bank of America High Yield Index4 (-14.1%).

The Federal Reserve—more specifically, their efforts to normalize interest rates—remained the prevailing market driver in the period. The Fed increased rates by 75 basis points6 at their most recent September meeting and the governors’ median forecast implied a Fed Funds rate of 4.6% by the end of 2023. The rapid ascent of rates has roiled the markets, punishing traditional fixed income and equity markets alike.

This global monetary reversal, combined with geo-political uncertainty in Europe, have created an exceedingly unappealing backdrop for investors. Despite tumbling more than 20%, the S&P 500 remains fully valued from a cyclically adjusted basis, in our view. Lofty stock valuations are further boosted by ambitious earnings expectations, particularly should the economy decelerate next year. Equity markets, therefore, provide a largely unappealing landscape for investors, in our view.

Additionally, higher rates have crushed traditional fixed income this year, producing double-digit declines among many investors’ “safe” portfolio segment. We view traditional fixed income as borderline un-investable until we have greater clarity on the path of inflation and degree of Fed tightening. Trying to divine this unknowable course is little more than guesswork. Hence, investors should, in our view, continue to eschew conventional fixed income.

Contributing to investors’ plight, cash has failed to provide shelter this year. The value of cash in portfolios has continued to erode with inflation running +8%, depriving investors of this once valued haven.

Investor may recall the adage “T.I.N.A.” or There Is No Alternative to describe investors barreling dollars into equities over the previous decade amid a low-rate environment. With interest rates marching higher and volatility increasing, we would characterize the current market as “T.I.N.A in Reverse.” Investors must expand their use of non-traditional credit and private credit in their portfolio—There Is No Alternative.

Fund Performance

For fiscal year ended September 30, 2022, the Fund posted a return of -2.0%1.

The Alternative Credit Income Fund outpaced its relevant benchmarks in fiscal 2021, a broadly favorable backdrop for markets. In contrast to last year, FY 2022 has proven a difficult environment for investors; nevertheless, the Fund has continued to outpace all relevant benchmarks. Our outperformance in different backdrops underscores the Fund’s ability to perform in all markets, in our view.

Since our first investment in October 2015, the Fund has generated a cumulative total return of 59.7%. The performance compares to our relevant benchmarks as follows: Bloomberg’s U.S. Aggregate Total Return Value Index2 (+3.23%), the S&P/LSTA Leveraged Loan Total Return Index3 (28.7%) and the Bank of America High Yield Index (+28.5%)4.

Recall that the Fund characterizes its investment in public Business Development Companies (or BDCs)7 as Public Credit. This segment provides the potential for outsized yields/returns and, importantly, as exchanged traded assets, provides a liquidity buffer for the Fund; this cushion helps de-risk the Fund and allows an ill-liquidity premium elsewhere in the portfolio.

Put plainly, public BDCs traded poorly during the annual period ended September 30th, contributing a 16.9% decline. We view this drop as generic “risk off” selling by the market (particularly in calendar 2022), and not reflective of BDCs’ strong fundamentals. For the trailing twelve months through September, BDC portfolio companies recorded defaults of just 0.9% compare 1.9% historic mean—underscoring their underlying health.

Among the largest Public Credit detractors in the period included shares of SLR Investment Corp (ticker: SLRC)8 down 28.9%. In our view, the market punished the SLRC stock for failing to cover its distribution in recent quarters. In speaking with management, we remain comfortable that SLRC will boost its operating income to meet its distribution, which, we believe, the market will reward. At current discount to NAV and yield, +12.6%, we believe our investors are being paid to wait, particularly for a 1st lien-oriented vehicle.

During the period, the Fund added to existing positions in shares of Ares Capital Corporation (ticker: ARCC), WhiteHorse Financing Inc. (ticker: WHF) and FS KKR Capital Corp. (ticker: FSK), at levels we believe will generate future gains. The Fund also exited its position in venture lending BDC, Trinity Capital (ticker: TRIN), given our concerns about tech valuations in a rising rate environment.

Direct Credit (the Fund’s investments in public and private bonds, loans and structured credit) posted a return of -2.3% during fiscal year ended 9/30/2022.

Annual Report | September 30, 2022	1

Alternative Credit Income Fund	Shareholder Letter
September 30, 2022 (Unaudited)

Notable decliners in the period include 2nd lien loans of Ivanti Software (a leading provider of IT management software), which dropped -19.3% in the period due to integration challenges as the company migrates from legacy licensing to SaaS contracts. The Advisor maintains a close dialog with both the management and the sponsor of Ivanti and remains highly confident with the business. In recent weeks, the firm has added to its Ivanti exposure.

As a partial offset, 1st lien loans of software provider Ancile gained 13.2% in the period helped by strong fundamentals, including higher customer retention rates. Loans of South Street Securities, a leading provider of short-term business financing, increased 14.5% with the refinancing into a new deal.

The Fund has classified its investments in LP stakes of other credit funds as Private Credit. This segment posted positive returns during the period, highlighting one of its benefits to our investors—helping mute market volatility.

Positioning

We are enthusiastic about opportunities in the current market.

The Fund will celebrate the second anniversary of its transition to BC Partners in November. Our new Advisor has significantly expanded our access to directly originated private deals; these direct deals comprised 25.9% of our AUM at 9/30/2022.

The rationale for this private market focus is clear: with rock-bottom rates, tight credit spreads and low volatility, the public market provided few opportunities for excess return in recent quarters. This dynamic has changed.

The market swoon in 2022 has created opportunities that would have seemed inconceivable just a few months ago. The Fund’s ability to navigate between public and private markets positions our shareholders to take advantage.

In recent months, the Fund has been rotating back into credits we have previously owned (and therefore know extremely well)—at significant discounts and higher yields. In recent months, the Fund bought 1st lien loans for Jo-Ann Stores (the nation’s largest sewing retailer) at roughly 70 cents. We believe this is an attractive return profile for a cash flow generative, category leading, business. Additionally, and importantly, we believe Jo-Ann’s would likely benefit should the U.S. economy fall into recession as sewing/art & crafts offers cost-effective entertainment.

The Fund has been exploring opportunities in “hung deals” as well. In short, investment banks provide commitments to finance acquisitions several months in advance. With the market having re-priced, banks must take significant losses on these deals to de-risk their balance sheets.

During the period, the Fund purchased 1st lien loans of Material Handling Systems (“MHS”)—a leading warehouse software provider—to finance their acquisition of competitor Fortna. JP Morgan committed to provide financing at SOFR (a market benchmark like LIBOR) +550bps. Given market stress, the Fund purchased the loans at 89 cents—fully 10 points lower than JP Morgan’s original underwrite.

Deals like these highlight the wealth of discounted securities available in the current backdrop.

Separately, the Fund remains tilted toward floating rate assets (~65% of AUM), which we view as prudent in the current market. We believe we are late in this hiking cycle and therefore have begun modestly adjusting our floating vs. fixed allocation. We plan to accelerate this migration toward fixed if the Fed Funds rate his 4.5%.

Recognizing the unsettled backdrop, the Fund remains unlevered as of 9/30/2022. Nearly every market has declined this year, but the selloff has remained orderly. Should the market come unmoored, our unused leverage capacity will provide us the dry powder to pounce.

Conclusion

We thank our shareholders for their continued partnership. We humbly believe our Fund’s structure and strategy positions us to maneuver this unsettled market.

We look forward to doing so together.

Regards,

Michael Terwilliger, CFA

Portfolio Manager*

Alternative Credit Income Fund

2	www.altcif.com

Alternative Credit Income Fund	Shareholder Letter
September 30, 2022 (Unaudited)

*	Effective October, 31, 2020, Sierra Crest Investment Management LLC (“Sierra Crest”) replaced Resource Alternative Advisor, LLC (“Resource”) as the Fund’s investment adviser. Michael Terwilliger has joined Sierra Crest as a portfolio manager to the Fund.
[1]

Fund performance refers to that of Class I. Unless otherwise stated, all performance figures provided are for the twelve-month period ended September 30, 2022. The returns were calculated using the net asset values used for shareholder transactions and thus do not include certain adjustments in accordance with accounting principles generally accepted in the United States of America. The net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions. Past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Performance figures for periods less than one year are not annualized. For performance information current to the most recent month-end, please call toll-free 1-833-404-4103.

The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed, until at least January 31, 2023 to waive its management fees (excluding any incentive fee) and to pay or absorb the ordinary annual operating expenses of the Fund (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that its management fees plus the Fund’s ordinary annual operating expenses exceed 2.34% per annum of the Fund’s average daily net assets attributable to Class I shares. Such Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Board of Trustees, upon 60 days written notice to the Adviser. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three (3) years from the date the Adviser (or the previous investment adviser) waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board of Trustees. See “Management of the Fund.”

[2]	Bloomberg U.S. Aggregate Total Return Value Index - The Bloomberg U.S. Aggregate Total Return Value Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in an index. [3] S&P/LSTA Leveraged Loan Total Return Index - The S&P/LSTA Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Investors cannot invest directly in an index.
[4]	ICE BofA U.S. High Yield Index – The ICE BofA U.S. High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Investors cannot invest directly in an index.
[5]	S&P 500 – The S&P 500 is a market-capitalization-weighted index of the 500 largest publicly-traded companies in the U.S. Investors cannot invest directly in an index.
[6]	Basis points are a common unit of measurement for interest rates. One basis point is equal to 1/100th of 1% or 0.01%.
[7]	Please refer to the Fund’s holdings on the Consolidated Schedule of Investments.
[8]	As of September 30, 2022, the Fund’s investment in SLRC represents 1.2% of NAV.

Annual Report | September 30, 2022	3

Alternative Credit Income Fund	Portfolio Update
September 30, 2022 (Unaudited)

The Fund’s performance figures for the periods ended September 30, 2022, compared to its benchmark:

Alternative Credit Income Fund	1 Month	Quarter	6 Month	YTD	1 Year	3 Year	5 Year	Since Inception*	Inception
Class A Shares - Without Load	-2.16%	-1.21%	-4.34%	-3.33%	-2.85%	4.97%	4.98%	6.22%	4/17/2015
Class A Shares - With Load	-7.78%	-6.86%	-9.88%	-8.90%	-8.46%	2.91%	3.74%	5.26%	4/17/2015
Class C Shares - Without Load	-2.21%	-1.37%	-4.71%	-3.88%	-3.48%	4.20%	4.20%	5.68%	4/17/2015
Class C Shares - With Load(a)	-4.61%	-3.81%	-7.07%	-6.24%	-5.82%	3.66%	3.89%	5.47%	4/17/2015
Class W Shares - Without Load	-2.16%	-1.22%	-4.35%	-3.43%	-2.86%	4.97%	4.98%	6.15%	4/17/2015
Class I Shares - Without Load	-2.09%	-1.15%	-4.21%	-3.22%	-2.58%	5.24%	5.25%	6.47%	4/17/2015
Class L Shares - Without Load	-2.13%	-1.28%	-4.46%	-3.52%	-3.01%	4.73%	4.73%	4.74%	7/28/2017
Class L Shares - With Load	-6.33%	-5.46%	-8.49%	-7.65%	-7.12%	3.22%	3.83%	3.86%	7/28/2017
S&P/LSTA Leveraged Loan Index	-2.27%	1.37%	-3.15%	-3.25%	-2.53%	2.21%	2.98%	2.96%	4/17/2015

*	Annualized total return
(a)	Effective as of December 23, 2016, Class C shares no longer have a sales charge.

The S&P/LSTA Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Investors cannot invest directly in an index.

Past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Performance figures for periods less than one year are not annualized. As of the Fund’s most recent prospectus dated January 28, 2022, the Fund’s total annual operating expenses, including acquired fund fees and expenses, before fee waivers is 5.23% for Class A, 5.98% for Class C, 5.21% for Class W, 4.98% for Class I and 5.50% for Class L shares. After fee waivers, the Fund’s total annual operating expense is 5.04% for Class A, 5.79% for Class C, 5.04% for Class W, 4.79% for Class I and 5.28% for Class L shares. Class A shares are subject to maximum sales loads of 5.75% imposed on purchases. Class L shares are subject to a maximum sales load of 4.25% imposed on purchases. Share repurchases within 365 days may be subject to an early withdrawal charge of 0.50% for Class A and 1.00% for Class C shares. For performance information current to the most recent month-end, please call toll-free 1-833-404-4103.

4	www.altcif.com

Alternative Credit Income Fund	Portfolio Update
September 30, 2022 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

*	Commencement of operations for Class A Shares.

Consolidated Portfolio Composition as of  September 30, 2022

Asset Type	Percent of Net Assets
Bank Loans	43.72%
Private Investment Funds	25.00%
Common Equity	11.22%
Short-Term Investments	6.21%
Asset Backed Securities	4.34%
Corporate Bonds	4.29%
Preferred Stock	2.58%
Warrants	0.49%
Joint Venture	0.10%
Total Investments	97.95%
Other Assets in Excess of Liabilities	2.05%
Net Assets	100.00%

Please see the Consolidated Schedule of Investments for a detailed listing of the Fund’s holdings.

Annual Report | September 30, 2022	5

Alternative Credit Income Fund	Consolidated Schedule of Investments
September 30, 2022

	Coupon	Reference Rate & Spread	Maturity	Principal	Value
BANK LOANS (43.72%)(a)
Consumer Discretionary (3.70%)
Arrow Purchaser, Inc., First Lien Initial Term Loan(b)	9.75%	3M US L + 6.75%, 1.00% Floor	04/19/2026	$2,416,667	$2,411,833
Lucky Bucks Holdings LLC, Subordinated Note(b)(c)	12.50%	N/A	05/29/2028	8,771,496	7,302,270
					9,714,103
Consumer Staples (3.49%)
8th Avenue Food & Provisions, Inc., Second Lien Term Loan	10.87%	3M US L + 7.75%	10/01/2026	2,500,000	2,088,288
BrightPet, First Lien Term Loan(b)	9.92%	3M US L + 6.25%, 1.00% Floor	10/05/2026	1,965,000	1,910,963
BrightPet, Revolver(b)(d)	9.92%	3M US L + 6.25%, 1.00% Floor	10/05/2026	375,000	361,250
Florida Food Products LLC, Second Lien Term Loan(b)	11.12%	1M US L + 8.00%, 0.75% Floor	10/08/2029	5,000,000	4,769,000
					9,129,501
Consumer, Cyclical (1.01%)
Jo-Ann Stores LLC, First Lien Term Loan	7.52%	3M US L + 4.75%, 0.75% Floor	06/30/2028	3,989,924	2,658,287

Financials (4.67%)
Beta Plus Technologies, First Lien Term Loan(b)	7.76%	1M US L + 5.25%	07/01/2029	3,000,000	2,940,000
H-CA II, LLC, First Lien Term Loan(b)(c)	19.00%	N/A	02/17/2024	2,000,000	1,927,500
Hunter Point Capital Structured Notes Issuer, LLC, Subordinated Delayed Draw Notes(b)(d)	N/A	N/A	07/15/2052	417,237	417,237
Marble Point A&R, Delayed Draw Term Loan(b)	9.53%	3M US L + 6.00%, 1.00% Floor	08/11/2028	970,417	970,417
Marble Point A&R, First Lien Term Loan(b)	9.53%	3M US L + 6.00%, 1.00% Floor	08/11/2028	3,750,000	3,750,000
SouthStreet Securities Holdings, Inc., First Lien Term Loan(b)	9.00%	N/A	09/20/2027	2,700,000	2,252,169
					12,257,323
Health Care (6.37%)
American Academy Holdings, LLC, First Lien Term Loan(b)(c)	14.11%	3M US L + 11.00%	01/01/2025	2,209,191	2,165,007
American Academy Holdings, LLC, Second Lien Term Loan(b)(c)	14.50%	N/A	03/01/2028	3,075,905	2,541,621
Upstream Rehabilitation, Inc., Second Lien Term Loan	12.17%	3M US L + 8.50%	11/20/2027	7,500,000	7,425,000
Viant Medical Holdings, Inc., Second Lien Initial Term Loan	10.87%	1M US L + 7.75%	07/02/2026	5,000,000	4,589,075
					16,720,703
Industrials (6.52%)
Accordion Partners, LLC, Delayed Draw Term Loan A(b)(d)	–%	3M SOFR + 6.25%	08/29/2029	–	(3,203)
Accordion Partners, LLC, Delayed Draw Term Loan B(b)(d)	–%	3M SOFR + 6.25%	08/29/2029	–	(4,004)
Accordion Partners, LLC, First Lien Term Loan A(b)	9.80%	3M SOFR + 6.25%	08/29/2029	3,260,560	3,187,197
Accurate Background, LLC, First Lien Term Loan(b)	9.67%	3M US L + 6.00%, 1.00% Floor	03/26/2027	4,469,543	4,257,240
Epic Staffing Group, Delayed Draw Term Loan(b)(d)	–%	1M US L + 6.00%, 1.00% Floor	06/28/2029	–	(16,988)
Epic Staffing Group, First Lien Term Loan(b)	9.03%	1M US L + 6.00%, 1.00% Floor	06/28/2029	1,647,035	1,566,824
Jazz Acquisition, Inc., Second Lien Term Loan	8.00%	N/A	06/18/2027	4,000,000	3,644,180
Material Handling Systems, Inc., First Lien Term Loan(b)	9.05%	3M SOFR + 5.50%	06/08/2029	5,000,000	4,487,500
					17,118,746

See Notes to Consolidated Financial Statements.
6	www.altcif.com

Alternative Credit Income Fund	Consolidated Schedule of Investments
September 30, 2022

	Coupon	Reference Rate & Spread	Maturity	Principal	Value
Information Technology (17.96%)
Ancile Solutions, Inc., First Lien Term Loan(b)(c)	13.27%	1M US L +7.00%, 3.00% PIK, 1.00% Floor	06/30/2026	$3,819,338	$3,813,609
DCert Buyer, Inc. First Amendment Term Loan Refinancing, Second Lien Term Loan	9.90%	1M US L + 7.00%	02/19/2029	3,600,000	3,375,000
Diamanti, Inc., Subordinated Note(b)(c)	12.50%	PIK	05/01/2024	3,093,493	3,039,048
EagleView Technology Corp., Second Lien Term Loan	11.17%	1M US L + 7.50%, 1.00% Floor	08/14/2026	1,495,652	1,417,130
Ivanti Software, Inc., Second Lien Initial Term Loan	10.33%	3M US L + 7.25%, 0.50% Floor	12/01/2028	4,000,000	3,006,660
Kofax, Inc., First Lien Term Loan	7.83%	3M SOFR + 5.25%, 1.00% Floor	07/19/2029	4,000,000	3,601,680
Kofax, Inc., Second Lien Term Loan(b)	10.23%	3M SOFR + 7.75%, 0.75% Floor	07/20/2030	4,000,000	3,980,000
Monotype Imaging Holdings, Inc., First Lien Term Loan(b)	8.67%	3M US L + 5.00%, 0.75% Floor	10/09/2026	2,914,313	2,805,026
Newscycle Solutions, First Lien Term Loan(b)	10.67%	3M US L + 7.00%, 1.00% Floor	12/29/2022	3,062,734	3,016,793
Precisely Software Incorporated, Second Lien Term Loan(b)	10.03%	3M US L + 7.25%	04/23/2029	3,000,000	2,534,070
Redstone HoldCo 2 LP, Second Lien Term Loan	10.52%	3M US L + 7.75%, 0.75% Floor	04/27/2029	5,000,000	4,003,150
Secure Acquisition, Inc., Second Lien Term Loan(b)	11.42%	3M US L + 7.75%, 0.75% Floor	12/14/2029	5,000,000	4,803,000
Spectrio, First Lien Term Loan(b)	9.13%	1M US L + 6.00%, 1.00% Floor	12/09/2026	3,934,571	3,835,881
Virgin Pulse, Inc., Second Lien Initial Term Loan(b)	10.37%	1M US L + 7.25%, 0.75% Floor	04/06/2029	4,500,000	3,999,600
					47,230,647
TOTAL BANK LOANS
(Cost $120,752,920)					114,829,310

ASSET BACKED SECURITIES AND CORPORATE BONDS (8.63%)
ASSET BACKED SECURITIES (4.34%)(a)(e)
Canyon Capital CLO 2014-1, Ltd., Class ER(e)	10.50%	3M US L + 7.70%	01/30/2031	1,000,000	746,308
Jamestown CLO V, Ltd., Class F(e)	8.59%	3M US L + 5.85%	01/17/2027	881,131	417,656
JMP Credit Advisors CLO IV, Ltd., Class JSUB(b)	17.42%	N/A	07/17/2029	4,836,540	1,680,698
JMP Credit Advisors CLO V, Ltd., Class JSUB(b)	20.70%	N/A	07/17/2030	4,486,426	2,403,827
OCP CLO 2013-4, Ltd., Class DR(e)	9.55%	3M US L + 6.77%	04/24/2029	1,000,000	920,607
Octagon Investment Partners 36, Ltd., Class F(e)	10.30%	3M US L + 7.75%	04/15/2031	1,000,000	797,382
Octagon Investment Partners XIV, Ltd., Class ER(e)	10.90%	3M US L + 8.35%	07/15/2029	2,132,000	1,671,748
Saranac CLO VII, Ltd., Class ER(e)	9.70%	3M US L + 6.72%	11/20/2029	500,000	305,435
Tralee CLO II, Ltd., Class ER(e)	10.60%	3M US L + 7.85%	07/20/2029	1,000,000	897,870
Tralee CLO II, Ltd., Class FR(e)	11.60%	3M US L + 8.85%	07/20/2029	1,000,000	824,410
Voya CLO 2014-2, Ltd., Class ER(e)	10.40%	3M US L + 7.70%	04/17/2030	1,000,000	743,269
					11,409,210
CORPORATE BONDS (4.29%)
Communications (0.24%)
Spanish Broadcasting System, Inc.(e)	9.70%	N/A	03/01/2026	1,000,000	635,355

Consumer Discretionary (0.14%)
Monitronics - Escrow	0.00%	N/A	12/31/2049	2,650,000	–
Real Hero Merger Sub 2, Inc.(e)	6.25%	N/A	02/01/2029	500,000	361,725
					361,725

See Notes to Consolidated Financial Statements.
Annual Report | September 30, 2022	7

Alternative Credit Income Fund	Consolidated Schedule of Investments
September 30, 2022

	Coupon	Reference Rate & Spread	Maturity	Principal/Shares	Value
CORPORATE BONDS (continued)
Consumer Staples (1.94%)
H-Food Holdings LLC / Hearthside Finance Co., Inc.(e)	8.50%	N/A	06/01/2026	$7,978,000	$5,079,931

Consumer, Non-cyclical (1.12%)
PECF USS Intermediate Holding III Corp.(e)	8.00%	N/A	11/15/2029	4,000,000	2,933,073

Industrials (0.85%)
New Enterprise Stone & Lime Co., Inc.(e)	9.75%	N/A	07/15/2028	1,000,000	845,390
WOLVERINE ESCROW WAIR(e)	13.13%	N/A	11/15/2027	4,636,000	1,402,390
					2,247,780
TOTAL ASSET BACKED SECURITIES AND CORPORATE BONDS
(Cost $31,575,190)					22,667,074

COMMON EQUITY (11.22%)
Consumer Discretionary (0.63%)
CEC Entertainment, Inc.(f)				79,564	1,644,309

Diversified (7.68%)
Ares Capital Corp.				242,223	4,088,724
CION Investment Corp.				120,800	1,026,800
FS KKR Capital Corp.				178,346	3,022,965
MidCap Financial Investment Corp.				106,332	1,086,713
PennantPark Floating Rate Capital Ltd.				303,163	2,910,365
Portman Ridge Finance Corp.				25,504	535,584
SLR Investment Corp.				265,211	3,267,400
WhiteHorse Finance, Inc.				382,328	4,243,841
					20,182,392

Energy (1.16%)
Chord Energy Corp.				22,373	3,059,955

Financial (1.66%)
Aperture Dodge 18 LLC(b)(d)(f)				48,632	48,632
Copper Property CTL Pass Through Trust				319,520	4,313,520
					4,362,152

Health Care (0.06%)
American Academy Holdings. Inc., Common Units(b)(f)(g)				0.05	160,515

Industrials (0.03%)
GreenPark Infrastructure Series M-1(b)(d)(f)(g)(h)				200	68,500

TOTAL COMMON EQUITY
(Cost $30,152,092)					29,477,823

JOINT VENTURE (0.10%)
Joint Venture (0.10%)
Great Lakes Funding II LLC, Series A(d)(f)(h)(i)				277,244	269,509

TOTAL JOINT VENTURE
(Cost $277,244)					269,509

See Notes to Consolidated Financial Statements.
8	www.altcif.com

Alternative Credit Income Fund	Consolidated Schedule of Investments
September 30, 2022

	Dividend Rate	Shares	Value
PREFERRED STOCK (2.58%)
Consumer Discretionary (1.91%)
Pennfoster(a)(b)(c)(f)	13.49%	5,166,095	$5,026,610

Financials (0.55%)
Maiden Holdings North America, Ltd.	7.75%	81,794	1,460,023

Health Care (0.04%)
American Academy Holdings. Inc., Preferred Units(b)(f)(g)	18.00%	90,970	97,590

Industrials (0.08%)
GreenPark Infrastructure, LLC Series A(b)(f)(g)(h)		400	200,000

TOTAL PREFERRED STOCK
(Cost $7,128,394)			6,784,223

PRIVATE INVESTMENT FUNDS (25.00%)
BlackRock Global Credit Opportunities Fund, LP(d)(f)(i)(j)			15,237,057
CVC European Mid-Market Solutions Fund(d)(f)(i)(j)			12,729,814
GSO Credit Alpha Fund II LP(d)(f)(i)(j)			8,915,808
Monroe Capital Private Credit Fund III LP(d)(f)(i)(j)			8,804,400
Tree Line Credit Strategies LP(f)(i)(j)			19,994,229

TOTAL PRIVATE INVESTMENT
FUNDS
(Cost $62,607,393)			65,681,308

WARRANTS (0.49%)
CEC Entertainment, Inc.		237,941	892,279
Diamanti, Inc., Class A(b)		146,413	–
SouthStreet Securities Holdings, Inc.(b)		3,400	390,456

TOTAL WARRANTS
(Cost $390,456)			1,282,735

SHORT TERM INVESTMENTS (6.21%)
Money Market Funds (6.21%)
First American Government Obligations Fund, 2.74%(k)		16,308,146	16,308,146

TOTAL SHORT TERM INVESTMENTS
(Cost $16,308,146)			16,308,146

INVESTMENTS, AT VALUE (97.95%)
(Cost $269,191,835)			$257,300,128

Other Assets In Excess Of Liabilities (2.05%)			5,366,887

NET ASSETS (100.00%)			$262,667,015

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

PIK - Payment in-kind

See Notes to Consolidated Financial Statements.
Annual Report | September 30, 2022	9

Alternative Credit Income Fund	Consolidated Schedule of Investments
September 30, 2022

Reference Rates:

1M US L - 1 Month LIBOR as of September 30, 2022 was 3.14%

3M US L - 3 Month LIBOR as of September 30, 2022 was 3.75%

3M US SOFR - 3 Month Secured Overnight Financing Rate as of September 30, 2022 was 3.59%

(a)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(b)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.
(c)	Payment in kind security which may pay interest in additional par.
(d)	All or a portion of this commitment was unfunded as of September 30, 2022.
(e)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2022, the aggregate market value of those securities was $18,582,549, representing 7.07% of net assets.
(f)	Non-income producing security.
(g)	Investment is held through ACIF Master Blocker, LLC, wholly owned subsidiary.
(h)	Affiliate company.
(i)	Restricted security. See chart below.
(j)	Investment is held through CIF Investments LLC, a wholly-owned subsidiary.
(k)	Money market fund; interest rate reflects seven-day effective yield on September 30, 2022.

Securities determined to be restricted under the procedures approved by the Fund's Board of Trustees are as follows.

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
3/31/2018 - 6/30/2021	BlackRock Global Credit Opportunities Fund, LP	$14,975,424	$15,237,057	5.8%
09/30/2017 - 09/30/2021	CVC European Mid-Market Solutions Fund	12,688,052	12,729,814	4.8%
6/30/2018 - 3/31/2021	GSO Credit Alpha Fund II LP	7,442,657	8,915,808	3.4%
9/30/2018 - 12/31/2020	Monroe Capital Private Credit Fund III LP	8,501,260	8,804,400	3.4%
12/31/2017 - 06/30/2019	Tree Line Credit Strategies LP	19,000,000	19,994,229	7.6%
08/05/2022	Great Lakes Funding II LLC, Series A	277,244	269,509	0.1%
	Total	$62,884,637	$65,950,817	25.1%

See Notes to Consolidated Financial Statements.
10	www.altcif.com

Alternative Credit Income Fund	Consolidated Schedule of Investments
September 30, 2022

Additional information on investments in private investment funds and unfunded commitments:

Security	Value	Redemption Frequency	Redemption Notice(Days)	Unfunded Commitments as of September 30, 2022
BlackRock Global Credit Opportunities Fund, LP(a)	$15,237,057	N/A	N/A	$6,085,595
CVC European Mid-Market Solutions Fund(b)	12,729,814	N/A	N/A	206,342
Great Lakes Funding II LLC, Series A(a)	269,509	N/A	N/A	217,493
GSO Credit Alpha Fund II LP(a)	8,915,808	N/A	N/A	7,382,124
Monroe Capital Private Credit Fund III LP(b)	8,804,400	N/A	N/A	1,498,740
Tree Line Credit Strategies LP	19,994,229	Quarterly	90	N/A
Total	$65,950,817			$15,390,294

Unfunded commitments:

Security		Maturity	Unfunded Commitments as of September 30, 2022
Accordion Partners, LLC, Delayed Draw Term Loan A	$(3,203)	08/29/2029	$284,765
Accordion Partners, LLC, Delayed Draw Term Loan B	(4,004)	08/29/2029	355,956
Aperture Dodge 18 LLC	48,632	04/22/2049	1,951,367
BrightPet, Revolver	361,250	10/05/2026	125,000
Epic Staffing Group, Delayed Draw Term Loan	(16,988)	06/28/2029	348,837
GreenPark Infrastructure Series M-1	68,500	N/A	731,500
Hunter Point Capital Structured Notes Issuer, LLC, Subordinated
Delayed Draw Notes	417,237	07/15/2052	5,457,763
Total	$817,424		$9,255,188

Total Unfunded Commitments			$24,645,482

(a)	A voluntary withdrawal may be permitted at the General Partner's discretion with the General Partner's consent.
(b)	A voluntary withdrawal may be permitted with the General Partner's prior written consent.

See Notes to Consolidated Financial Statements.
Annual Report | September 30, 2022	11

Alternative Credit Income Fund	Consolidated Statement of Assets and Liabilities
September 30, 2022

ASSETS
Investments, at value (Cost $268,646,091)	$256,762,119
Affiliated investments, at value (Cost $545,744)	538,009
Cash	2,922,400
Interest and Distributions receivable	2,894,996
Receivable for fund shares sold	455,071
Receivable from Paydowns	1,236,858
Prepaid expenses and other assets	148,488
Total assets	264,957,941

LIABILITIES
Payable for investments purchased	894,689
Due to Adviser	587,230
Administration fees payable	102,297
Custody fees payable	13,566
Payable for trustee fees and expenses	6,000
Distribution fees payable	29,723
Shareholder servicing fees payable	38,667
Transfer agency fees payable	165,723
Accrued expenses and other liabilities	453,031
Total liabilities	2,290,926
NET ASSETS	$262,667,015

NET ASSETS CONSISTS OF
Paid-in capital	$277,791,343
Total accumulated deficit	(15,124,328)
NET ASSETS	$262,667,015

Common Shares:
Class A
Net assets	$38,451,681
Shares of beneficial interest outstanding (no par value; unlimited number of shares)	3,811,056
Net asset value(a)	$10.09
Maximum offering price per share (maximum sales charge of 5.75%)	$10.71
Class C
Net assets	$43,391,448
Shares of beneficial interest outstanding (no par value; unlimited shares)	4,251,205
Net asset value(a)	$10.21
Class W
Net assets	$58,382,259
Shares of beneficial interest outstanding (no par value; unlimited shares)	5,791,123
Net asset value	$10.08
Class I
Net assets	$110,511,766
Shares of beneficial interest outstanding (no par value; unlimited shares)	10,932,427
Net asset value	$10.11
Class L
Net assets	$11,929,861
Shares of beneficial interest outstanding (no par value; unlimited shares)	1,182,597
Net asset value	$10.09
Maximum offering price per share (maximum sales charge of 4.25%)	$10.54

(a)	Redemption price varies based on length of time held (Note 6).

See Notes to Consolidated Financial Statements.
12	www.altcif.com

Alternative Credit Income Fund	Consolidated Statement of Operations
For the Year Ended September 30, 2022

INVESTMENT INCOME
Interest	$13,160,870
Dividends	7,957,119
Total investment income	21,117,989

EXPENSES
Investment advisory fees (Note 4)	4,774,412
Administrative fees (Note 4)	311,034
Distribution fees (Note 4):
Class C	343,597
Class L	32,054
Shareholder servicing fees (Note 4):
Class A	85,563
Class C	114,533
Class W	148,912
Class L	32,054
Interest expense (Note 7)	18,536
Transfer agent fees (Note 4)	439,258
Professional fees	113,237
Printing expense	183,713
Registration fees	27,155
Custody fees	18,933
Insurance expense	92,660
Trustee fees and expenses (Note 4)	39,600
Compliance services fees	11,667
Networking Fees:
Class A	9,297
Class C	11,476
Class W	3,097
Class I	27,214
Class L	4,284
Other expenses	22,214
Total expenses	6,864,500
Fees waived by Adviser (Note 4)	(34,628)
Recoupment of previously waived fees (Note 4)	1,294
Total net expenses	6,831,166
NET INVESTMENT INCOME	14,286,823
Net realized loss on investments	(1,815,526)
Net change in unrealized depreciation on investments	(20,264,293)
Net change in unrealized depreciation on affiliated investments	(7,735)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(22,087,554)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,800,731)

See Notes to Consolidated Financial Statements.
Annual Report | September 30, 2022	13

Consolidated Statements of
Alternative Credit Income Fund	Changes in Net Assets

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
OPERATIONS
Net investment income	$14,286,823	$17,626,022
Net realized loss on investments	(1,815,526)	(3,137,283)
Net change in unrealized appreciation/(depreciation) on investments	(20,272,028)	35,269,063
Net increase/(decrease) in net assets resulting from operations	(7,800,731)	49,757,802

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributable Earnings
Class A	(2,402,335)	(2,396,214)
Class C	(2,443,171)	(2,429,665)
Class W	(3,687,216)	(3,843,913)
Class I	(6,420,554)	(5,616,173)
Class L	(737,636)	(768,213)
From return of capital:
Class A	(181,145)	(271,732)
Class C	(184,186)	(275,533)
Class W	(277,971)	(436,313)
Class I	(484,007)	(637,546)
Class L	(55,610)	(87,223)
Total distributions to shareholders	(16,873,831)	(16,762,525)

COMMON SHARE TRANSACTIONS
Class A
Proceeds from sales of shares	7,096,469	1,771,605
Distributions reinvested	1,180,078	1,391,582
Cost of shares redeemed	(7,434,940)	(5,615,381)
Net transferred in(out)	(233,721)	(44,560)
Net increase/(decrease) from share transactions	607,886	(2,496,754)

Class C
Proceeds from sales of shares	4,341,937	3,011,379
Distributions reinvested	1,354,973	1,463,320
Cost of shares redeemed	(4,576,994)	(4,997,047)
Net transferred in(out)	(1,134,257)	(1,790,131)
Net decrease from share transactions	(14,341)	(2,312,479)

Class W
Proceeds from sales of shares	11,291,567	5,929,421
Distributions reinvested	1,199,030	1,348,710
Cost of shares redeemed	(10,281,935)	(23,029,689)
Net transferred in(out)	(83,840)	(975,359)
Net increase/(decrease) from share transactions	2,124,822	(16,726,917)

Class I
Proceeds from sales of shares	38,980,395	12,381,801
Distributions reinvested	4,007,867	3,658,078
Cost of shares redeemed	(17,954,999)	(24,077,835)
Net transferred in(out)	1,451,819	2,905,793
Net increase/(decrease) from share transactions	26,485,082	(5,132,163)

Class L
Proceeds from sales of shares	8,714	1,598
Distributions reinvested	468,500	490,126
Cost of shares redeemed	(1,409,496)	(749,635)
Net transferred in(out)	–	(95,743)
Net decrease from share transactions	(932,282)	(353,654)

Total net increase in net assets	3,596,605	5,973,310

See Notes to Consolidated Financial Statements.
14	www.altcif.com

Alternative Credit Income Fund	Consolidated Statements of Changes in Net Assets (continued)

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
NET ASSETS
Beginning of year	259,070,410	253,097,100
End of year	$262,667,015	$259,070,410

OTHER INFORMATION
Common Shares Transactions
Class A
Issued	658,525	164,210
Distributions reinvested	111,687	129,579
Redeemed	(682,622)	(527,464)
Net Transferred in(out)	(21,441)	(4,543)
Net increase/(decrease) in shares	66,149	(238,218)

Class C
Issued	395,978	278,801
Distributions reinvested	126,440	134,688
Redeemed	(417,696)	(466,551)
Net Transferred in(out)	(101,599)	(159,923)
Net increase/(decrease) in shares	3,123	(212,985)

Class W
Issued	1,047,560	547,875
Distributions reinvested	113,394	125,754
Redeemed	(951,268)	(2,168,964)
Net Transferred in(out)	(7,603)	(98,968)
Net increase/(decrease) in shares	202,083	(1,594,303)

Class I
Issued	3,612,283	1,156,780
Distributions reinvested	378,923	340,010
Redeemed	(1,649,652)	(2,281,823)
Net Transferred in(out)	131,447	273,036
Net increase/(decrease) in shares	2,473,001	(511,997)

Class L
Issued	812	150
Distributions reinvested	44,282	45,582
Redeemed	(127,872)	(70,360)
Net Transferred in(out)	–	(8,688)
Net decrease in shares	(82,778)	(33,316)

See Notes to Consolidated Financial Statements.
Annual Report | September 30, 2022	15

Alternative Credit Income Fund	Consolidated Statement of Cash Flows
For the Year Ended September 30, 2022

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(7,800,731)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(90,461,077)
Proceeds from sale of investment securities	64,981,423
Purchase of short-term investment securities - net	1,511,239
Amortization of discount and accretion of discount on investments	(1,143,521)
Net realized (gain)/loss on:
Investments	1,815,526
Net change in unrealized (appreciation)/depreciation on:
Investments	20,272,028
(Increase)/Decrease in assets:
Interest and Distributions receivable	1,005,038
Prepaid expenses and other assets	(4,392)
Increase/(Decrease) in liabilities:
Due to Adviser	276,450
Interest on line of credit payable	(7,168)
Administration fees payable	1,114
Custody fees payable	(13,713)
Shareholder servicing fees payable	5,070
Trustee fees and expenses payable	6,000
Distribution fees payable	(2,357)
Transfer agency fees payable	11,024
Accrued expenses and other liabilities	249,721
Net cash used in operating activities	(9,298,326)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sales of shares	61,282,562
Cost of shares redeemed	(41,658,363)
Cash distributions paid	(8,663,383)
Net cash provided by financing activities	10,960,816

Net change in cash & cash equivalents	1,662,490

Restricted and unrestricted cash, beginning of year	$1,259,910
Restricted and unrestricted cash, end of year	$2,922,400

Non-cash financing activities not included herein consist of reinvestment of distributions of:	$8,210,448
Cash paid for interest on line of credit during the year was:	$25,704

See Notes to Consolidated Financial Statements.
16	www.altcif.com

Alternative Credit Income Fund – Class A	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended September 30, 2022	Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018
NET ASSET VALUE, BEGINNING OF YEAR	$11.09	$9.75		$10.80		$11.09	$11.13

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.61	0.74		0.69		0.73	0.79
Net realized and unrealized gain/(loss) on investments	(0.91)	1.30		(0.92)		(0.32)	(0.13)
Total income/(loss) from investment operations	(0.30)	2.04		(0.23)		0.41	0.66

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.66)	(0.63)		(0.70)		(0.55)	(0.57)
From net realized gain on investments	–	–		–		–	(0.04)
From return of capital	(0.04)	(0.07)		(0.12)		(0.15)	(0.09)
Total distributions	(0.70)	(0.70)		(0.82)		(0.70)	(0.70)
INCREASE/(DECREASE) IN NET ASSET VALUE	(1.00)	1.34		(1.05)		(0.29)	(0.04)
NET ASSET VALUE, END OF YEAR	$10.09	$11.09		$9.75		$10.80	$11.09

TOTAL RETURN(b)	(2.85)%	21.33	%(c)	(1.88	)%(c)(d)	3.91%	6.09%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$38,452	$41,519		$38,829		$38,901	$29,712

RATIOS TO AVERAGE NET ASSETS(e)
Including interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.60%	2.84%		2.78%		2.79%	2.93%
Expenses, net of fees waived/expenses reimbursed by Adviser	2.60%	2.65%		2.68%		2.67%	2.61%
Excluding interest expense:
Expenses, gross	2.59%	2.78%		2.69%		2.71%	2.91%
Expenses, net of fees waived/expenses reimbursed by Adviser	2.59%	2.59%		2.59%		2.59%	2.59%
Net investment income	5.60%	6.87%		6.93%		6.68%	7.06%

PORTFOLIO TURNOVER RATE	26%	49%		39%		29%	43%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Returns shown exclude applicable sales charges.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(d)	0.10% of the Fund’s total return consists of a reimbursement by the Adviser for a loss on a transaction. Excluding this item, total return would have been (1.98)%.
(e)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.

See Notes to Consolidated Financial Statements.
Annual Report | September 30, 2022	17

Alternative Credit Income Fund – Class C	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended September 30, 2022	Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018
NET ASSET VALUE, BEGINNING OF YEAR	$11.21	$9.86		$10.92		$11.22	$11.25

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.53	0.66		0.62		0.66	0.72
Net realized and unrealized gain/(loss) on investments	(0.90)	1.31		(0.92)		(0.34)	(0.13)
Total income/(loss) from investment operations	(0.37)	1.97		(0.30)		0.32	0.59

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.59)	(0.56)		(0.66)		(0.48)	(0.50)
From net realized gain on investments	–	–		–		–	(0.04)
From return of capital	(0.04)	(0.06)		(0.10)		(0.14)	(0.08)
Total distributions	(0.63)	(0.62)		(0.76)		(0.62)	(0.62)
INCREASE/(DECREASE) IN NET ASSET VALUE	(1.00)	1.35		(1.06)		(0.30)	(0.03)
NET ASSET VALUE, END OF YEAR	$10.21	$11.21		$9.86		$10.92	$11.22

TOTAL RETURN(b)	(3.48)%	20.36	%(c)	(2.61	)%(c)(d)	3.05%	5.39%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$43,391	$47,640		$43,984		$41,575	$26,720

RATIOS TO AVERAGE NET ASSETS(e)
Including interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	3.38%	3.59%		3.53%		3.55%	3.75%
Expenses, net of fees waived/expenses reimbursed by Adviser	3.35%	3.40%		3.43%		3.42%	3.37%
Excluding interest expense:
Expenses, gross	3.37%	3.53%		3.44%		3.47%	3.72%
Expenses, net of fees waived/expenses reimbursed by Adviser	3.34%	3.34%		3.34%		3.34%	3.34%
Net investment income	4.87%	6.12%		6.19%		5.95%	6.38%

PORTFOLIO TURNOVER RATE	26%	49%		39%		29%	43%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(d)	0.10% of the Fund’s total return consists of a reimbursement by the Adviser for a loss on a transaction. Excluding this item, total return would have been (2.71)%.
(e)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.

See Notes to Consolidated Financial Statements.
18	www.altcif.com

Alternative Credit Income Fund – Class W	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended September 30, 2022	Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018
NET ASSET VALUE, BEGINNING OF YEAR	$11.08	$9.74		$10.79		$11.09	$11.12

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.61	0.74		0.69		0.73	0.79
Net realized and unrealized gain/(loss) on investments	(0.91)	1.30		(0.92)		(0.33)	(0.12)
Total income/(loss) from investment operations	(0.30)	2.04		(0.23)		0.40	0.67

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.66)	(0.63)		(0.70)		(0.55)	(0.57)
From net realized gain on investments	–	–		–		–	(0.04)
From return of capital	(0.04)	(0.07)		(0.12)		(0.15)	(0.09)
Total distributions	(0.70)	(0.70)		(0.82)		(0.70)	(0.70)
INCREASE/(DECREASE) IN NET ASSET VALUE	(1.00)	1.34		(1.05)		(0.30)	(0.03)
NET ASSET VALUE, END OF YEAR	$10.08	$11.08		$9.74		$10.79	$11.09

TOTAL RETURN(b)	(2.86)%	21.35	%(c)	(1.89	)%(c)(d)	3.81%	6.19%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$58,382	$61,915		$69,993		$85,642	$75,275

RATIOS TO AVERAGE NET ASSETS(e)
Including interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.60%	2.81%		2.75%		2.79%	2.98%
Expenses, net of fees waived/expenses reimbursed by Adviser	2.60%	2.65%		2.68%		2.67%	2.62%
Excluding interest expense:
Expenses, gross	2.59%	2.75%		2.66%		2.71%	2.95%
Expenses, net of fees waived/expenses reimbursed by Adviser	2.59%	2.59%		2.59%		2.59%	2.59%
Net investment income	5.63%	6.89%		6.92%		6.68%	7.10%

PORTFOLIO TURNOVER RATE	26%	49%		39%		29%	43%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(d)	0.10% of the Fund’s total return consists of a reimbursement by the Adviser for a loss on a transaction. Excluding this item, total return would have been (1.99)%.
(e)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.

See Notes to Consolidated Financial Statements.
Annual Report | September 30, 2022	19

Alternative Credit Income Fund – Class I	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended September 30, 2022	Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018
NET ASSET VALUE, BEGINNING OF YEAR	$11.11	$9.77		$10.82		$11.12	$11.15

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.63	0.76		0.72		0.77	0.84
Net realized and unrealized gain/(loss) on investments	(0.90)	1.30		(0.92)		(0.34)	(0.14)
Total income/(loss) from investment operations	(0.27)	2.06		(0.20)		0.43	0.70

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.69)	(0.65)		(0.73)		(0.57)	(0.60)
From net realized gain on investments	–	–		–		–	(0.04)
From return of capital	(0.04)	(0.07)		(0.12)		(0.16)	(0.09)
Total distributions	(0.73)	(0.72)		(0.85)		(0.73)	(0.73)
INCREASE/(DECREASE) IN NET ASSET VALUE	(1.00)	1.34		(1.05)		(0.30)	(0.03)
NET ASSET VALUE, END OF YEAR	$10.11	$11.11		$9.77		$10.82	$11.12

TOTAL RETURN(b)	(2.58)%	21.61	%(c)	(1.61	)%(c)(d)	4.08%	6.46%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$110,512	$93,970		$87,634		$87,265	$29,273

RATIOS TO AVERAGE NET ASSETS(e)
Including interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.36%	2.59%		2.52%		2.54%	2.78%
Expenses, net of fees waived/expenses reimbursed by Adviser	2.35%	2.40%		2.43%		2.42%	2.37%
Excluding interest expense:
Expenses, gross	2.35%	2.53%		2.43%		2.46%	2.75%
Expenses, net of fees waived/expenses reimbursed by Adviser	2.34%	2.34%		2.34%		2.34%	2.34%
Net investment income	5.78%	7.12%		7.20%		7.00%	7.51%

PORTFOLIO TURNOVER RATE	26%	49%		39%		29%	43%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(d)	0.10% of the Fund’s total return consists of a reimbursement by the Adviser for a loss on a transaction. Excluding this item, total return would have been (1.71)%.
(e)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.

See Notes to Consolidated Financial Statements.
20	www.altcif.com

Alternative Credit Income Fund – Class L	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	Year Ended September 30, 2022	Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018
NET ASSET VALUE, BEGINNING OF YEAR	$11.08	$9.75		$10.79		$11.09		$11.12

INCOME/(LOSS) FROM INVESTMENT OPERATIONS
Net investment income(a)	0.58	0.71		0.67		0.70		0.77
Net realized and unrealized gain/(loss) on investments	(0.90)	1.29		(0.91)		(0.33)		(0.13)
Total income/(loss) from investment operations	(0.32)	2.00		(0.24)		0.37		0.64

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.63)	(0.60)		(0.69)		(0.52)		(0.55)
From net realized gain on investments	–	–		–		–		(0.04)
From return of capital	(0.04)	(0.07)		(0.11)		(0.15)		(0.08)
Total distributions	(0.67)	(0.67)		(0.80)		(0.67)		(0.67)
INCREASE/(DECREASE) IN NET ASSET VALUE	(0.99)	1.33		(1.04)		(0.30)		(0.03)
NET ASSET VALUE, END OF YEAR	$10.09	$11.08		$9.75		$10.79		$11.09

TOTAL RETURN(b)	(3.01)%	20.92	%(c)	(2.04	)%(c)(d)	3.55	%(c)	5.92%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year or period (in 000s)	$11,930	$14,026		$12,656		$13,972		$10,098

RATIOS TO AVERAGE NET ASSETS(e)
Including interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.89%	3.11%		3.04%		3.06%		3.24%
Expenses, net of fees waived/expenses reimbursed by Adviser	2.85%	2.90%		2.93%		2.92%		2.87%
Excluding interest expense:
Expenses, gross	2.88%	3.05%		2.95%		2.98%		3.21%
Expenses, net of fees waived/expenses reimbursed by Adviser	2.84%	2.84%		2.84%		2.84%		2.84%
Net investment income	5.37%	6.61%		6.66%		6.42%		6.92%

PORTFOLIO TURNOVER RATE	26%	49%		39%		29%		43%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(d)	0.10% of the Fund’s total return consists of a reimbursement by the Adviser for a loss on a transaction. Excluding this item, total return would have been (2.14)%.
(e)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.

See Notes to Consolidated Financial Statements.
Annual Report | September 30, 2022	21

Alternative Credit Income Fund	Notes to Consolidated Financial Statements
September 30, 2022

1. ORGANIZATION

Alternative Credit Income Fund (the “Fund”) is a closed-end, diversified management Investment Company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is structured as an interval fund and continuously offers its shares. The Fund was organized as a Delaware statutory trust on December 11, 2014.

The Fund’s investment objectives are to produce current income and to achieve capital preservation with moderate volatility and low to moderate correlation to the broader equity markets. The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in fixed-income and fixed-income related securities.

Sierra Crest Investment Management LLC (the “Adviser”) has served as the Fund’s investment adviser since October 31, 2020.

On February 3, 2020, the Fund formed a wholly-owned subsidiary, CIF Investments LLC, a Delaware corporation. To the extent permitted by the 1940 Act, the Fund may make investments through CIF Investments LLC, which is a pass-through entity.

On March 22, 2022, the Fund formed a wholly-owned taxable subsidiary, ACIF Master Blocker, LLC (the “Taxable Subsidiary”), which is taxed as a corporation for U.S. federal income tax purposes. The Taxable Subsidiary allows the Fund to make equity investments in companies organized as pass-through entities while continuing to satisfy the requirements of a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. These consolidated financial statements reflect adjustments that in the opinion of the Fund are necessary for the fair presentation of the financial position and results of operations as of and for the periods presented herein. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP and therefore applies the accounting and reporting guidance applicable to investment companies. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates, and such difference could be material. In accordance with U.S. GAAP guidance on consolidation, the Fund will generally not consolidate its investment in a portfolio company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Fund. Accordingly, the Fund consolidated the accounts of the Fund’s wholly-owned subsidiaries, CIF Investments LLC and the Taxable Subsidiary, in its consolidated financial statements. All significant intercompany balances and transactions have been eliminated in consolidation. All references made to the “Fund” herein include Alternative Credit Income Fund and its consolidated subsidiaries, except as stated otherwise.

Securities Transactions and Investment Income – Investment transactions are recorded on the trade date. Realized gains or losses on investments are calculated using the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Premiums on securities are amortized to the earliest call date and purchase discounts are accreted over the life of the respective securities using the effective interest method.

Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. Accrued interest is generally reversed when a loan is placed on non-accrual status. Payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability of the outstanding principal and interest. Generally non-accrual loans may be restored to accrual status when past due principal and interest is paid current and are likely to remain current based on management’s judgment.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mid price. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

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Alternative Credit Income Fund	Notes to Consolidated Financial Statements
September 30, 2022

Structured credit and other similar debt securities including, but not limited to, collateralized loan obligations (“CLO”) debt and equity securities, asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”) and other securitized investments backed by certain debt or other receivables (collectively, “Structured Credit Securities”), are valued on the basis of valuations provided by dealers in those instruments and/or independent pricing services recommended by the Adviser and approved by the Fund’s board of trustees (the “Board” or “Trustees”). In determining fair value, dealers and pricing services will generally use information with respect to transactions in the securities being valued, quotations from other dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information. The Adviser will, based on its reasonable judgment, select the dealer or pricing service quotation that most accurately reflects the fair market value of the Structured Credit Security while taking into account the information utilized by the dealer or pricing service to formulate the quotation in addition to any other relevant factors. In the event that there is a material discrepancy between quotations received from third-party dealers or the pricing services, the Adviser may (i) use an average of the quotations received or (ii) select an individual quotation that the Adviser, based upon its reasonable judgment, determines to be reasonable. In any instance in which the Adviser selects an individual quotation, the Adviser will provide to the Fund’s fair value committee (the “Valuation Committee”) an analysis of the factors relied upon in the selection of the relevant quotation.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at fair value as determined in good faith by the Valuation Committee using procedures adopted by and under the supervision of the Board. The Fund cannot ensure that fair values determined by the Board or persons acting in their direction would accurately reflect the price that the Fund could obtain for a security if the security was sold.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve and credit quality.

Valuation of Private Investment Funds – The Fund invests a portion of its assets in private investment funds (“Private Investment Funds”). Private Investment Funds, including the Great Lakes Funding II, LLC, value their investment assets at fair value and generally report a NAV or its equivalent in accordance with U.S. GAAP on a calendar quarter basis. The Fund has elected to apply the practical expedient and to value its investments in Private Investment Funds at their respective NAVs at each quarter-end in accordance with U.S. GAAP. For non-calendar quarter-end days, the Valuation Committee estimates the fair value of each Private Investment Fund by adjusting the most recent NAV for such Private Investment Fund, as necessary, by the change in a relevant benchmark that the Valuation Committee has deemed to be representative of the underlying securities in the Private Investment Fund.

Loan Participation and Assignments – The Fund invests in debt instruments, which are interests in amounts owed to lenders (the “Lenders”) by corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of direct investments, loans originated by the Fund, participations in loans or assignments of all or a portion of the loans from third parties or exposure to investments in loans through investment in Private Investment Funds or other pooled investment vehicles. When the Fund purchases an interest in a loan in the form of an assignment, the Fund acquires all of the direct rights and obligations of a lender (as such term is defined in the related credit agreement), including the right to vote on amendments or waivers of such credit agreement. However, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Instead, the administration of the loan agreement is often performed by a bank or other financial institution (the “Agent”) that acts as agent for the Lenders. Circumstances may arise in connection with which the Agent takes action that contradicts the will of the Lenders. For example, under certain circumstances, an Agent may refuse to declare the borrower in default, despite having received a notice of default from the Lenders. When the Fund purchases an interest in a loan in the form of a participation, the Fund purchases such participation interest from another existing Lender, and consequently, the Fund does not obtain the rights and obligations of the Lenders under the credit agreement, such as the right to vote on amendments or waivers. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender from which the Fund has received that participation interest. In this instance, the Fund is subject to both the credit risk of the borrower and the credit risk of the Lender that sold the Fund such participation interest.

Annual Report | September 30, 2022	23

Alternative Credit Income Fund	Notes to Consolidated Financial Statements
September 30, 2022

Unfunded Commitments – The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding, such as delayed draw term loans or revolving credit arrangements. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan.

Additionally, when the Fund invests in a Private Investment Fund, the Fund makes a commitment to invest a specified amount of capital in the applicable Private Investment Fund. The capital commitment may be drawn by the general partner of the Private Investment Fund either all at once or through a series of capital calls at the discretion of the general partner. The unfunded commitment represents the portion of the Fund’s overall capital commitment to a particular Private Investment Fund that has not yet been called by the general partner of the Private Investment Fund.

As of September 30, 2022, the Fund had unfunded commitments of $24,645,482.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the U.S. GAAP guidance on fair value measurements and disclosure, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the fair value of the Fund’s investments. These inputs are categorized in the following hierarchy under applicable accounting guidance:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices in markets that are not active, or quoted prices for similar assets or liabilities in active markets, or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs.

24	www.altcif.com

Alternative Credit Income Fund	Notes to Consolidated Financial Statements
September 30, 2022

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the fair values according to the inputs used in valuing the Fund’s investments as of September 30, 2022:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Bank Loans(a)
Consumer Discretionary	$–	$–	$9,714,103	$9,714,103
Consumer Staples	–	2,088,288	7,041,213	9,129,501
Consumer, Cyclical	–	2,658,287	–	2,658,287
Financials	–	–	12,257,323	12,257,323
Health Care	–	12,014,075	4,706,628	16,720,703
Industrials	–	3,644,180	13,474,566	17,118,746
Information Technology	–	15,403,620	31,827,027	47,230,647
Asset Backed Securities & Corporate Bonds(a)
Asset Backed Securities	–	7,324,685	4,084,525	11,409,210
Corporate Bonds	–	11,257,864	–	11,257,864
Common Equity(a)
Financial	–	4,313,520	48,632	4,362,152
Consumer Discretionary	–	1,644,309	–	1,644,309
Diversified	20,182,392	–	–	20,182,392
Energy	3,059,955	–	–	3,059,955
Health Care	–	–	160,515	160,515
Industrials	–	–	68,500	68,500
Preferred Stocks(a)
Consumer Discretionary	–	–	5,026,610	5,026,610
Financials	1,460,023	–	–	1,460,023
Health Care	–	–	97,590	97,590
Industrials	–	–	200,000	200,000
Warrants(a)
Consumer Discretionary	–	892,279	–	892,279
Financials	–	–	390,456	390,456
Information Technology	–	–	–	–
Short Term Investments	16,308,146	–	–	16,308,146
TOTAL	$41,010,516	$61,241,107	$89,097,688	$191,349,311
Investments measured at net asset value(a)				$65,950,817
Total Investments, at fair value				$257,300,128

(a)	For detailed descriptions, see the accompanying Consolidated Schedule of Investments.

Annual Report | September 30, 2022	25

Alternative Credit Income Fund	Notes to Consolidated Financial Statements
September 30, 2022

The following table provides a reconciliation of the beginning and ending balances of investments for which the Fund has used Level 3 inputs to determine the fair value:

Asset Type	Balance as of September 30, 2021	Accrued Discount/ premium	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of September 30, 2022	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2022
Bank Loans	$42,396,431	$157,877	$122,661	$(3,441,860)$	64,943,185	$(21,782,434)$	–$	(3,375,000)	$79,020,860	$(3,032,674)
Asset Backed Securities	–	516,928	(572,547)	(609,856)	4,750,000	–	–	–	4,084,525	(609,856)
Preferred Stock	4,959,647	–	1,148	(43,044)	466,089	(59,640)	–	–	5,324,200	(43,044)
Common Equity	–	–	–	160,515	117,132	–	–	–	277,647	160,515
Warrants	–	–	–	–	390,456	–	–	–	390,456	–
	$47,356,078	$674,805	$(448,738)	$(3,934,245)	$70,666,862	$(21,842,074)	$–	$(3,375,000)	$89,097,688	$(3,525,059)

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Alternative Credit Income Fund	Notes to Consolidated Financial Statements
September 30, 2022

There are significant unobservable valuation inputs for material Level 3 investments, and a change to the unobservable input may result in a significant change to the value of the investment. Level 3 investment valuation techniques and inputs as of September 30, 2022 are as follows:

		Quantitative Information about Level 3 Fair Value Measurements
Asset Category	Fair value at September 30, 2022	Valuation Technique	Unobservable Input(a)	Range of Input (Weighted Average)
Bank loans
Consumer Discretionary	$9,714,103	Discounted Cash Flows	Market Yield	7.9% – 15.9% (13.9%)
Consumer Staples	7,041,213	Discounted Cash Flows	Market Yield	11.5% – 13.1% (12.5%)
Financials	6,647,917	Discounted Cash Flows	Market Yield	10.2% – 22.3% (13.7%)
Financials	5,609,406	Recent Transaction	Transaction Price	83.4% – 100.0% (92.3%)
Health Care	4,706,627	Discounted Cash Flows	Market Yield	16.6% – 18.2% (17.5%)
Industrials	10,294,576	Recent Transaction	Transaction Price	10.1% – 11.6% (11.3%)
Industrials	3,179,990	Recent Transaction	Transaction Price	97.8% – 98.9% (97.8%)
Information Technology	5,339,096	Market	Broker/Dealer Quotes	N/A
Information Technology	26,487,932	Discounted Cash Flows	Market Yield	9.6% – 17.2% (12.2%)
Asset Backed Securities	4,084,525	Discounted Cash Flows	Market Yield	22.1% – 25.0% (23.8%)
Preferred Equity
Health Care	97,590	Enterprise Market Value	EBITDA multiple	0.8x
Consumer Discretionary	5,026,610	Enterprise Market Value	EBITDA multiple	12.1x
Industrials	200,000	Recent Transaction	Transaction Price	$500.00
Common Equity	160,515	Enterprise Market Value	EBITDA multiple	0.8x – 3.5x (0.8x)
Common Equity	507,588	Recent Transaction	Transaction Price	$1.00 – $342.50 ($134.66)
	$89,097,688

(a)	An increase in market yield would result in a decrease in fair value. A decrease in market yield would result in an increase in fair value. An increase in the transaction price would result in an increase in fair value. A decrease in the transaction price would result in a decrease in fair value. An increase in the EBITDA multiple would result in an increase in fair value. A decrease in the EBITDA multiple would result in a decrease in fair value.

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk.

Federal and Other Taxes – No provision for income taxes is included in the accompanying consolidated financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the consolidated financial statements.

As of and during the year ended September 30, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Taxable Subsidiary records deferred tax assets or liabilities related to temporary book versus tax differences on the income or loss generated by the underlying equity investments held by the Taxable Subsidiary. For the period ended September 30, 2022, the Fund recorded a tax provision of $54,202.

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report | September 30, 2022	27

Alternative Credit Income Fund	Notes to Consolidated Financial Statements
September 30, 2022

Early Withdrawal Charge – Selling brokers, or other financial intermediaries that have entered into distribution agreements with the Distributor (as defined below in Note 3), will receive a commission of (a) up to 1.00% of the purchase price of Class C shares and (b) up to 0.50% of the purchase of Class A shares of $1 million or more. Shareholders who tender for repurchase of such shareholder's Class C shares fewer than 365 days after the original purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Shareholders tendering Class A shares fewer than 365 days after the original purchase date will be subject to an early withdrawal charge of 0.50% of the original purchase price, which will be deducted from repurchase proceeds, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. The Distributor may waive the imposition of the early withdrawal charge in the event of shareholder death or shareholder disability. Any such waiver does not imply that the early withdrawal charge will be waived at any time in the future or that such early withdrawal charge will be waived for any other shareholder. Class A shares (with respect to purchases of less than $1 million) will not be subject to an early withdrawal charge.

Indemnification – The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Recent Accounting Pronouncements – In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (ASU 2022-03). The accounting standard update clarifies the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of an equity security and introduces new disclosure requirements for equity securities subject to contractual sale restrictions and measured at fair value in accordance with Topic 820. The amendments are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. The Company is currently evaluating the impact that adoption of this new accounting standard will have on its consolidated financial statements, but the impact of the adoption is not expected to be material.

3. GREAT LAKES FUNDING II LLC

In August 2022, the Fund invested in Series A of Great Lakes Funding II LLC (the “Great Lakes II Joint Venture”), a joint venture with an investment strategy to underwrite and hold senior, secured unitranche loans made to middle-market companies. The Fund treats its investment in the Great Lakes II Joint Venture as a joint venture since an affiliate of the Adviser controls a 50% voting interest in the Great Lakes II Joint Venture. In connection with the launch of the Great Lakes II Joint Venture, the Fund entered into a series of transactions pursuant to which the Fund’s prior investment in BCP Great Lakes Holdings LP, a vehicle formed as a co-investment vehicle to facilitate the participation of certain co-investors to invest, directly or indirectly, in BCP Great Lakes Funding, LLC (the “Prior Great Lakes Joint Venture”) which the Fund invested in during the fourth quarter of 2022, and the corresponding assets held by the Prior Great Lakes Joint Venture in respect of the Fund’s investment in BCP Great Lakes Holdings LP, were transferred to the Great Lakes II Joint Venture in complete redemption of the Fund’s investment in BCP Great Lakes Holdings LP.

The Great Lakes II Joint Venture is a Delaware series limited liability company, and pursuant to the terms of the Great Lakes Funding II LLC Limited Liability Company Agreement (the “Great Lakes II LLC Agreement”), prior to the end of the investment period with respect to each series established under the Great Lakes II LLC Agreement, each member of the predecessor series would be offered the opportunity to roll its interests into any subsequent series of the Great Lakes II Joint Venture. The Fund does not pay any advisory fees in connection with its investment in the Great Lakes II Joint Venture. Certain other funds managed by the Adviser or its affiliates have also invested in the Great Lakes II Joint Venture.

The fair value of the Fund’s investment in the Great Lakes II Joint Venture as of September 30, 2022 was $269,509. Fair value has been determined utilizing the practical expedient in accordance with U.S. GAAP. Pursuant to the terms of the Great Lakes II LLC Agreement, the Fund generally may not effect any direct or indirect sale, transfer, assignment, hypothecation, pledge or other disposition of or encumbrance upon its interests in the Great Lakes II Joint Venture, except that the Fund may sell or otherwise transfer its interests with the consent of the managing members of the Great Lakes II Joint Venture or to an affiliate or a successor to substantially all of the assets of the Fund.

As of September 30, 2022, the Fund has a $217,493 unfunded commitment to the Great Lakes II Joint Venture.

28	www.altcif.com

Alternative Credit Income Fund	Notes to Consolidated Financial Statements
September 30, 2022

4. ADVISORY FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS

Advisory Fees – On October 31, 2020, the Fund entered into a management agreement (the “Management Agreement”) with the Adviser. Under the terms of the Management Agreement, the Adviser provides certain investment advisory and administrative services to the Fund and in consideration of the advisory services provided, the Adviser is entitled to a fee consisting of two components — a base management fee and an incentive fee. The base management fee is payable monthly in arrears at an annual rate of 1.85% of the average daily net assets of the Fund. For the year ended September 30, 2022, the Fund incurred $4,774,412 in base management fees.

The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.0%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, less the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser and any interest expenses and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with paid-in-kind (“PIK”) interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of shares pursuant to the Fund’s share repurchase program.

No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 2.25%. For any calendar quarter in which the Fund’s pre-incentive fee net investment income is greater than the hurdle rate, but less than or equal to 2.8125%, the incentive fee will equal the amount of the Fund’s pre-incentive fee net investment income in excess of the hurdle rate. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.8125% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter. For any calendar quarter in which the Fund’s pre-incentive fee net investment income exceeds 2.8125% of adjusted capital, the incentive fee will equal 20.0% of pre-incentive fee net investment income. For the year ended September 30, 2022, the Advisor did not earn an incentive fee.

Under the Expense Limitation Agreement, dated October 31, 2020, the Adviser has contractually agreed to waive all or part of its management fees (excluding any incentive fee) and/or make payments to limit Fund expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) at least until January 1, 2023, such that the total annual operating expenses of the Fund do not exceed 2.59% per annum of Class A average daily net assets, 3.34% per annum of Class C average daily net assets, 2.59% per annum of Class W average daily net assets, 2.34% per annum of Class I average daily net assets, and 2.84% per annum of Class L average daily net assets. Fee waivers and expense payments may be recovered by the Adviser from the Fund, for a period of up to three years following the date of waiver or expense payment, if the Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver and the current expense limitation and the repayment is approved by the Board. For the year ended September 30, 2022, the Adviser waived fees of $34,628.

As of September 30, 2022, the following amounts that may be subject to reimbursement to the Adviser based upon their potential expiration dates:

Fund	2023	2024	2025
Alternative Credit Income Fund	$225,631	$481,444	$34,628

During the year ended September 30, 2022, the Adviser recovered previously waived fees under the Resource Expense Limitation Agreement of $1,294.

During the year ended September 30, 2022, the Adviser did not recover $270,969 previously waived fees under the Expense Limitation Agreement which expired.

During the years ended September 30, 2022 and 2021, the Adviser reimbursed the Fund based on the NAV error correction policies and procedures in the Fund Compliance Manual in the amount of $0 and $6,426, respectively.

Fund Accounting Fees and Expenses – ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services.

Transfer Agent – DST Systems Inc. (the “Transfer Agent”), an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund.

Annual Report | September 30, 2022	29

Alternative Credit Income Fund	Notes to Consolidated Financial Statements
September 30, 2022

Distributor – The Fund has entered into a distribution agreement with ALPS Distributors, Inc. (the “Distributor”), an affiliate of ALPS, to provide distribution services to the Fund. There are no fees paid to the Distributor pursuant to the distribution agreement. The Board has adopted, on behalf of the Fund, a shareholder servicing plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the shareholder servicing plan, the Fund’s Class A, Class C, Class W and Class L shares are subject to a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets attributable to that share class. For the year ended September 30, 2022, the Fund's Class A, Class C, Class W and Class L shares incurred shareholder servicing fees of $381,062. The Class C and Class L shares also pay to the Distributor a distribution fee, pursuant to a distribution plan adopted by the Board, that accrues at an annual rate equal to 0.75% and 0.25%, respectively, of the Fund’s average daily net assets attributable to Class C and Class L shares, respectively, and is payable on a quarterly basis. Class A and Class I shares are not currently subject to a distribution fee. For the year ended September 30, 2022, the Fund's Class C and Class L shares incurred $375,651 in distribution fees.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. During the year ended September 30, 2022, no fees were retained by the Distributor.

Trustees – Each Trustee who is not affiliated with the Fund or the Adviser receives an annual fee of $10,000, an additional $2,000 for attending the annual in-person meeting of the Board, and $500 for attending each of the remaining telephonic meetings, as well as reimbursement for any reasonable expenses incurred attending the meetings. None of the executive officers or interested Trustees receives compensation from the Fund.

5. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended September 30, 2022 amounted to $90,456,527 and $64,699,762, respectively.

6. CAPITAL SHARES

The Fund, pursuant to an exemptive order granted by the SEC on July 22, 2014, offers multiple classes of shares. Class A, Class C, Class W, and Class I shares commenced operations on April 20, 2015. Class L shares commenced operations on July 28, 2017. Class C, Class W and Class I shares are offered at net asset value (“NAV”). Class A shares are offered at NAV plus a maximum sales charge of 5.75% and may also be subject to a 0.50% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. Class C shares are subject to a 1.00% early withdrawal charge. Class L shares are offered at NAV plus a maximum sales charge of 4.25%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and early withdrawal charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, non-class specific expenses and realized and unrealized gains and losses are allocated proportionately daily based upon the relative net assets of each class. Class specific expenses, where applicable, include distribution fees, shareholder servicing fees, and networking fees.

Share Repurchase Program

As an interval fund, the Fund offers its shareholders the option of redeeming shares on a quarterly basis, at NAV, no less than 5% of the Fund’s issued and outstanding shares as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date. If shareholders tender for repurchase more than 5% of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase up to an additional 2% of the outstanding shares of the Fund, or if more than 7% of the outstanding shares of the Fund are tendered, then the Fund will repurchase shares on a pro rata basis based upon the number of shares tendered by each shareholder. There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered. In the event of an oversubscribed offer, shareholders may not be able to tender all shares that they wish to tender and may have to wait until the next quarterly repurchase offer to tender the remaining shares, subject to any proration. Subsequent repurchase requests will not be given priority over other shareholder requests.

For the year ended September 30, 2022, the Fund completed four quarterly repurchase offers. In these repurchase offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares (up to 7% at the discretion of the officers of the Fund) as of the Repurchase Pricing Dates. For the year ended September 30, 2022, none of the four quarterly repurchase offers were oversubscribed such that pro-ration was required.

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Alternative Credit Income Fund	Notes to Consolidated Financial Statements
September 30, 2022

The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	September 13, 2021	December 13, 2021	March 14, 2022	June 13, 2022
Repurchase Request Deadline	October 13, 2021	January 12, 2022	April 13, 2022	July 13, 2022
Repurchase Pricing Date	October 13, 2021	January 12, 2022	April 13, 2022	July 13, 2022
Amount Repurchased	$13,987,510	$7,800,424	$9,625,571	$10,226,972
Shares Repurchased	1,262,503	703,246	877,371	984,291

7. BANK LINE OF CREDIT

The Fund has a secured revolving bank line of credit through BNP Paribas Prime Brokerage International, Ltd. (“BNP”).

Borrowings under the BNP arrangement bear interest at the three-month LIBOR plus 95 basis points at the time of borrowing. For the year ended September 30, 2022, the Fund incurred $18,536 of interest expense related to the borrowings. Average borrowings and the average interest rate for the days the line of credit was outstanding during the year ended September 30, 2022 were $4,842,081 and 1.16%, respectively. The largest outstanding borrowing for the year ended September 30, 2022 was $11,018,069. As of September 30, 2022, the Fund did not have any outstanding borrowings.

Under the 1940 Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable.

8. TAX BASIS INFORMATION

For the year ended September 30, 2022, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character. These differences were primarily attributed to non-deductible expenses.

Distributable Earnings	Paid-in Capital
$1,938	$(1,938)

The following information is computed on a tax basis for each item as of September 30, 2022:

Gross Appreciation	Gross Depreciation (excess of tax cost over value)	Net Appreciation	Cost of Investments for Income Tax Purposes
$10,142,092	$(20,322,179)	$(10,180,087)	$267,480,216

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales, investments in partnerships and certain other investments.

As of September 30, 2022, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$–
Accumulated capital losses	(4,944,241)
Net unrealized depreciation on securities	(10,180,087)
Total accumulated deficit	$(15,124,328)

Annual Report | September 30, 2022	31

Alternative Credit Income Fund	Notes to Consolidated Financial Statements
September 30, 2022

The tax characteristics of distributions paid for the year ended September 30, 2022 were as follows:

Ordinary Income	Long-Term Capital Gain	Return of Capital
$15,690,912	$–	$1,182,919

The tax characteristics of distributions paid for the year ended September 30, 2021 were as follows:

Ordinary Income	Long-Term Capital Gain	Return of Capital
$15,054,178	$–	$1,708,347

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Short-Term Capital Losses	Long-Term Capital Losses
$–	$4,944,241

The Fund has formed a Taxable Subsidiary, which is taxed as a corporation for income tax purposes. The Taxable Subsidiary allows the Fund to make equity investments in companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code. The Taxable Subsidiary is a wholly owned subsidiary and consolidated in these financial statement statements for financial reporting purposes.

Deferred U.S. federal income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and U.S. federal income tax purposes. Components of deferred tax assets (liabilities) as of September 30, 2022 are as follows:

As of September 30, 2022
Deferred tax assets:
Net operating loss carryforwards	$–
Capital loss carryforwards	–
Other deferrer tax assets	–
Less valuation allowance	–
Total deferred tax assets	$–
Deferred tax liabilities:
Net unrealized appreciation/(depreciation) on investments	$54,202
Total deferred tax liabilities	$54,202
Net deferred tax liability	$54,202

9. RISK FACTORS

LIBOR Rate Risk

Changes in the level of LIBOR will affect the amount of interest payable on the LIBOR-based floating rate debt instruments, and it is impossible to predict whether LIBOR will rise or fall. A decline in the level of LIBOR would likely result in a reduction of interest collections on such debt instruments, which would have an adverse effect on the return of the Fund. Some floating rate debt instruments held by the Fund may have LIBOR floors (or minimum interest rate to which the spread or margin is added, to calculate the debt instrument's overall interest rate), but there is no guarantee that any such LIBOR floor will fully mitigate the risk of falling LIBOR.

Most LIBOR settings are no longer published, and the UK Financial Conduct Authority (the "FCA") and LIBOR's administrator, ICE Benchmark Administration (the "IBA"), have announced that a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. While some instruments may address a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, and an increasing number of existing U.S. dollar debt instruments will be amended to provide for a benchmark reference rate other than LIBOR, not all instruments will have such provisions and there is significant uncertainty regarding the effectiveness of alternative methodologies and the potential for short-term and long-term market instability. These matters may result in a sudden or prolonged increase or decrease in reported benchmark rates, benchmark rates being more volatile than they have been in the past, and/or fewer debt instruments utilizing given benchmark rates as a component of interest payments. Additionally, in connection with the adoption of another benchmark as a replacement for LIBOR in a debt instrument's documentation, the interest rate (or method for calculating the interest rate) applicable to that debt instrument may be modified to account for differences between LIBOR and the applicable replacement benchmark used to calculate the rate of interest payable in respect of that instrument, which modification may be based on industry-accepted spread adjustments or recommendations from various governmental and non-governmental bodies. Because of the uncertainty regarding the nature of any replacement rate, the Fund cannot reasonably estimate the impact of the anticipated transition away from LIBOR at this time. If the LIBOR replacement rate is lower than market expectations, there could be an adverse impact on the value of debt instruments with floating or fixed-to-floating rate coupons and, in turn, a material adverse impact on the value of the Fund.

32	www.altcif.com

Alternative Credit Income Fund	Notes to Consolidated Financial Statements
September 30, 2022

The transition away from LIBOR may affect the cost of capital, may require amending or restructuring debt instruments for the Fund, and may impact the liquidity and/or value of floating rate instruments based on LIBOR that are held or may be held by the Fund in the future, which may result in additional costs or adversely affect the Fund's liquidity, results of operations, and financial condition. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.

Market Disruption Risk

Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; climate-change and climate-related events; the spread of infectious illnesses or other public health issues; recessions and depressions; or other events may result in market volatility, may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of such events in the future on the U.S. economy and securities markets.

10. AFFILIATE TRANSACTION

The following investments represent affiliated investments purchases during the year ended September 30, 2022 and the related positions as of September 30, 2022:

Security Name	Market Value as of September 30, 2021	Purchases	Sales	Market Value as of September 30, 2022	Share Balance as of September 30, 2022	Dividends	Change in Unrealized Gain (Loss)
GreenPark Infrastructure, LLC Series A	$–	$200,000	$–	$200,000	$400	$–	$–
GreenPark Infrastructure, LLC Series M-1	–	68,500	–	68,500	200	–	–
Great Lakes Funding II LLC, Series A	–	277,244	–	269,509	277,244	–	(7,735)
	$–	$545,744	$–	$538,009	$277,844	$–	$(7,735)

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the date of issuance of the consolidated financial statements, and determined that there have been no events that have occurred that would require adjustments to our disclosures in the consolidated financial statements.

Annual Report | September 30, 2022	33

Report of Independent Registered
Alternative Credit Income Fund	Public Accounting Firm

To the Board of Trustees and the Shareholders of

Alternative Credit Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Alternative Credit Income Fund (the “Fund”), including the consolidated schedule of investments, as of September 30, 2022, and the related consolidated statement of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, brokers, other appropriate parties, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Alternative Credit Income Fund since 2015.

Philadelphia, Pennsylvania

November 29, 2022

34	www.altcif.com

Alternative Credit Income Fund	Additional Information
September 30, 2022 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 833-404-4103, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 833-404-4103, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-PORT. The filings are available upon request by calling 833-404-4103. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov.

Annual Report | September 30, 2022	35

Alternative Credit Income Fund	Trustees & Officers
September 30, 2022 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Fund as of its fiscal year ended September 30, 2022 is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as resignation, death or otherwise as specified in the Fund’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Fund’s organization documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-833-404-4103. Refer to Footnote 4 of the Fund’s financial statements for additional information on Independent Trustee Compensation. The Interested Trustees and officers do not receive compensation from the Fund for their services to the Fund.

INDEPENDENT TRUSTEES

Name, Address* and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Alexander Duka 1966	Trustee since October 2020	Senior Advisor, Acceleration Bay LLC (a patent investment and technology acceleration business), January 2020 to present; Executive Vice President of Corporate Development, Acceleration Bay, 2017 to 2019; Senior Advisor, Texas Fabco Solutions LLC (oilfield services), 2019 to present; Bank/Managing Director, Citigroup Inc. (1997 to 2017).	1

BC Partners Lending Corp, 2018 to present

Portman Ridge Finance Corp, 2019 to present

Bondhouse Investment Trust, 2019 to 2021

Logan Ridge Finance Corporation, 2021 to present

Opportunistic Credit Interval Fund, 2022 to present

Robert Warshauer 1958	Trustee since October 2020	Chief Executive Officer of BLST Holdings, LLC (a finance company) 2020 - present. Former Managing Director and Head of Investment Banking - NY, Imperial Capital (an investment banking company), 2007 to 2020; Board Member, Icon Parking Holdings, LLC, 2020 to present, Global Knowledge (education service), 2020 - 2021, MD America (energy company), 2020; Board Member, Estrella Broadcasting (Spanish language media), 2019 to 2020.	1	BC Partners Lending Corp, 2018 to present Portman Ridge Finance Corp, 2019 to present Logan Ridge Finance Corporation, 2021 to present Opportunistic Credit Interval Fund, 2022 to present
George Grunebaum 1963	Trustee since October 2020	President, Ashmore Funds, 2010 to present; CEO, Ashmore Funds, 2008 to present; Director/President, Gordonstoun American Foundation (non-profit education), 2000 to present.	1	BC Partners Lending Corp, 2018 to present Portman Ridge Finance Corp, 2019 to present Logan Ridge Finance Corporation, 2021 to present Opportunistic Credit Interval Fund, 2022 to present

36	www.altcif.com

Alternative Credit Income Fund	Trustees & Officers
September 30, 2022 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS1

Name, Address* and Year of Birth	Position/Term Of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Edward Goldthorpe 1976	Chief Executive Officer (Principal Executive Officer), President, Trustee and Chairman of the Board since October 2020	Partner and Head of Credit, BC Partners (an asset management firm), 2017 to present; Senior Partner and Chief Investment Officer, Apollo Global Management (an asset management firm), 2012 to 2016.	1

BC Partners Lending Corp, 2018 to present

Portman Ridge Finance Corp, 2019 to present

Logan Ridge Finance Corporation, 2021 to present

Mount Logan Capital Inc., 2019 to present

Opportunistic Credit Interval Fund, 2021 to present

Jason Roos 1978	Chief Financial Officer (Principal Financial Officer) since 2021	Chief Financial Officer of Credit, BC Partners (an asset management firm), March 2021 to present; Controller, BC Partners, May 2020 to February 2021; Controller, Data Quality Leader, Wells Fargo (a banking company), 2016 to May 2020; Controller, Investment Bank, Wells Fargo, 2014 to 2016.	N/A	N/A
Brandon Satoren 1988	Chief Accounting Officer (Principal Accounting Officer), Treasurer and Secretary since 2021	Mr. Satoren has served as Chief Accounting Officer, Secretary and Treasurer of the Company since 2021. Mr. Satoren previously was a Vice President and Controller at PennantPark, a Vice President at AQR Capital Management, LLC and a Manager at PricewaterhouseCoopers LLP. He earned a Bachelor of Science in Accounting from the University of Central Florida in 2010. Mr. Satoren is a Certified Public Accountant licensed to practice in Colorado and is a member of the American Institute of Certified Public Accountants.	N/A	N/A

Annual Report | September 30, 2022	37

Alternative Credit Income Fund	Trustees & Officers
September 30, 2022 (Unaudited)

Name, Address* and Year of Birth	Position/Term Of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
David Held 1970	Chief Compliance Officer and AML Officer since 2021	Mr. Held has served as Chief Compliance Officer of the Company since 2021. Since June 2021, Mr. Held has served as Chief Compliance Officer, Credit for BC Partners in New York City and has served as Chief Compliance Officer of Mount Logan Management. Between 2015 and 2021, he served as Chief Compliance Officer of Lyxor Asset Management Inc. Prior to his role at Lyxor Asset Management Inc., between 2012 and 2014 he served as Senior Compliance Officer at American Securities LLC in New York City and between 2008 and 2012 he served as Chief Compliance Officer at AXA Investment Managers Inc. in Greenwich, CT. Prior to his career in compliance, he was a securities and regulatory attorney in private practice. Mr. Held holds a J.D. from Georgetown University Law Center.	N/A	N/A

*	Unless otherwise noted, the address of each Trustee and Officer is c/o Sierra Crest Investment Management LLC, 650 Madison Avenue, 23rd Floor, New York, NY 10022.
**	The term of office for each Trustee and officer listed above will continue indefinitely.

38	www.altcif.com

Alternative Credit Income Fund	Privacy Notice
September 30, 2022 (Unaudited)

FACTS	WHAT DOES ALTERNATIVE CREDIT INCOME FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	• Social Security number	• Purchase History
	• Assets	• Account Balances
	• Retirement Assets	• Account Transactions
	• Transaction History	• Wire Transfer Instructions
• Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers personal information; the reasons Alternative Credit Income Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does Alternative Credit Income Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

QUESTIONS?	Call 1-833-404-4103

Annual Report | September 30, 2022	39

Alternative Credit Income Fund	Privacy Notice
September 30, 2022 (Unaudited)

WHO WE ARE
Who is providing this notice?	Alternative Credit Income Fund
WHAT WE DO
How does Alternative Credit Income Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Alternative Credit Income Fund collect my personal information?

We collect your personal information, for example, when you

•     Open an account

•     Provide account information

•     Give us your contact information

•     Make deposits or withdrawals from your account

•     Make a wire transfer

•     Tell us where to send the money

•     Tells us who receives the money

•     Show your government-issued ID

•     Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•     Affiliates from using your information to market to you

•     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Alternative Credit Income Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Alternative Credit Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Alternative Credit Income Fund doesn’t jointly market.

40	www.altcif.com

INVESTMENT ADVISER

Sierra Crest Investment Management, LLC

650 Madison Avenue, 23rd Floor

New York, New York 10022

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

LEGAL COUNSEL

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street, 3rd Floor

Philadelphia, Pennsylvania 19103

Must be accompanied or preceded by a Prospectus.

ALPS Distributors, Inc. is the Distributor for Alternative Credit Income Fund.

(b)	Not applicable.

 Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, there have not been any amendments to the provisions of the code of ethics adopted in Item 2(a) of this report.

(d)	During the period covered by this report, the Registrant had not granted any express or implicit waivers from the provisions of the code of ethics adopted in Item 2(a) of this report.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics was previously filed December 16, 2020 in the Registrant’s Post-Effective Amendment to its Registration Statement on Form N-2 (File Nos. 333-200981 and 811-23016) and is hereby incorporated by reference.

Item 3. Audit Committee Financial Expert.

(a)(1)(ii)	The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee.

(a)(2)	The Board of Trustees of the Registrant has designated Mr. Robert Warshauer as the Registrant’s Audit Committee Financial Expert. Mr. Warshauer is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended September 30, 2022 and September 30, 2021, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $25,000 and $20,000, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended September 30, 2022 and September 30, 2021, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not otherwise reported under paragraph (a) of this Item 4, were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended September 30, 2022 and September 30, 2021, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of Federal and state income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns, were $3,000 and $3,000, respectively.

(d)	All Other Fees: For the Registrant’s fiscal years ended September 30, 2022 and September 30, 2021, the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 and $10,000, respectively.

(e)(1)	The Registrant’s audit committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant. The Registrant’s audit committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	No services described in paragraphs (b) through (d) of this Item 4 were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During the audit of Registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	For the Registrant’s fiscal years ended September 30, 2022 and September 30, 2021, the aggregate non-audit fees for services billed by the Registrant’s accountant for services rendered to the Registrant and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0, respectively.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)       The schedule of investments is included as part of the Reports to Shareholders filed under Item 1 of this report.

(b)       Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Summary

- As a registered investment adviser, Sierra Crest Investment Management LLC (“Sierra Crest”) is required to adopt a policy setting forth the principles and procedures by which Sierra Crest votes or gives consent with respect to the securities owned by the Funds.

- A “vote” for purposes of this policy means any proxy or shareholder consent, including a vote or consent of a private company that does not involve a proxy.

- The guiding principle by which Sierra Crest votes is to vote in the best interest of the relevant Fund by maximizing the economic value of the relevant Fund’s holdings, taking into account certain factors as set forth below.

- Sierra Crest may abstain on any particular vote if a determination is made that withholding is advisable and in the best interests of the relevant Fund.

- All staff should refer any votes where there is a conflict of interest to the CCO.

Purpose and General Statement

The purpose of these voting policies and procedures is to set forth the principles and procedures by which Sierra Crest votes or gives consents with respect to the securities owned by the funds advised by Sierra Crest (collectively, the “Funds”) for which Sierra Crest exercises voting authority and discretion (the “Votes”). For avoidance of doubt, a Vote includes any proxy and any shareholder vote or consent, including a vote or consent for a private company that does not involve a proxy. These policies and procedures have been designed to help ensure that Votes are voted in the best interests of the Funds in accordance with Sierra Crest’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Policy

Sierra Crest and its affiliates engage in a broad range of activities, including investment activities for the account of other investment funds or accounts and providing investment advisory and other services to funds and operating companies. In the ordinary course of conducting Sierra Crest’s activities, the interests of a Fund may conflict with the interests of Sierra Crest, other Funds and/or Sierra Crest’s affiliates and their clients. Any conflicts of interest relating to the voting of Votes, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures. The guiding principle by which Sierra Crest votes all Votes is to vote in the best interests of each Fund by maximizing the economic value of the relevant Fund’s holdings, taking into account the relevant Fund’s investment horizon, the contractual obligations under the relevant advisory agreements or comparable documents, and all other relevant facts and circumstances at the time of the vote. Sierra Crest does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle.

It is the general policy of Sierra Crest to vote or give consent on all matters presented to security holders in any Vote, and these policies and procedures have been designated with that in mind. However, Sierra Crest reserves the right to abstain on any particular Vote or otherwise withhold its vote or consent on any matter if, in the judgment of the Sierra Crest’s Chief Compliance Officer (“CCO”) or the relevant Sierra Crest investment professional, the costs associated with voting such Vote outweigh the benefits to the relevant Funds or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the relevant Funds. In connection with the voting of Votes, Sierra Crest’s personnel may, in their discretion, meet with members of a company’s management and discuss matters of importance to the Funds and their economic interests.

Procedures

Conflicts of Interest

Compliance has the responsibility to monitor Votes for any conflicts of interest, regardless of whether they are actual or perceived. All Sierra Crest investment professionals are expected to perform their tasks relating to the voting of Votes in accordance with the principles set forth above, according the first priority to the best interest of the relevant Funds. If at any time any investment professional becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding any particular Voting decision, he or she should contact the CCO. If any investment professional is pressured or lobbied either from within or outside of Sierra Crest with respect to any particular Voting decision, he or she should contact the CCO. The CCO will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the Funds.

Where the CCO deems appropriate in his or her sole discretion, unaffiliated third parties may be used to help resolve conflicts. In this regard, the CCO shall have the power to retain independent fiduciaries, consultants, or professionals to assist with voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants or professionals.

In the event that the CCO retains independent fiduciaries, consultants or professionals to assist with voting decisions and/or delegates such voting or consent power to such fiduciaries, consultants or professionals, the CCO will follow the procedures below regarding third party accountability to the Funds:

•	Ascertain whether the third party has the capacity and competency to adequately analyze proxy issues, including the adequacy of the third party’s personnel and policies and procedures with regard to identifying and addressing conflicts of interest;

•	Ascertain whether the third party has the capacity and competency to adequately analyze proxy issues, including the adequacy of the third party’s personnel and policies and procedures with regard to identifying and addressing conflicts of interest;

•	Adopt ongoing oversight policies of the third party to ensure the third party continues to vote proxies in the best interest of the Funds;

•	Determine that the third party has the capacity and competency to adequately analyze proxy issues by providing materially accurate information.

Voting

All Sierra Crest personnel are responsible for promptly forwarding all proxy materials, consent or voting requests or notices or materials related thereto to the CCO.

All Voting decisions initially are referred to the appropriate investment professional for a voting decision. In most cases, the relevant deal team member will make the decision as to the appropriate vote for any particular Vote. In making such decision, he or she may rely on any of the information and/or research available to him or her.

Recordkeeping

Sierra Crest’s Recordkeeping Policies and Procedures apply to Votes. Sierra Crest personnel should refer to the Recordkeeping Policies and Procedures for additional guidance and information.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Michael Terwilliger serves as the lead Portfolio Manager for the Fund, charged with the day to day management of the Fund. He has served the Fund as Portfolio Manager since October 2015. Mr. Terwilliger has more than a decade of credit investment experience, with expertise in a range of products including high yield bonds, distressed debt, structured securities, bank loans and convertibles. From February 2012 until October 2015, Mr. Terwilliger was a Senior Credit Analyst at Shenkman Capital Management, Inc. (“Shenkman”), a prominent institutional credit manager focused on non-investment grade products. At Shenkman, he primarily managed investments in the Retail and Food & Beverage sectors, with total exposure in excess of $1.2bn. From March 2006 until November 2011, Mr. Terwilliger worked as a High Yield Research Analyst at Bank of America-Merrill Lynch (“BAML”). In 2010 and 2011, Institutional Investor recognized Mr. Terwilliger with a #2 ranking in its annual All-America Fixed-Income Research Team for his coverage of the General Manufacturing sector and a #3 ranking in 2011 for his work in the Business Services industries. Before BAML, he was part of the Distressed Debt and Special Situations effort at Friedman Billings Ramsey & Co. In the course of his career, Mr. Terwilliger has covered a wide range of industries, including Cable, Media & Entertainment, Building Products and Energy. Mr. Terwilliger holds a Bachelor of Arts degree from Northwestern University and a Master of Business Administration from the University of Virginia Darden School Of Business. He is also a CFA charter holder.

As of September 30, 2022, Mr. Terwilliger owned between $100,001-$500,000 in Fund shares and did not manage any other accounts in addition to the Fund.

Edward Goldthorpe serves as Portfolio Manager for the Fund, charged with the day to day management of the Fund. He has served the Fund as Portfolio Manager since December 2020. Mr. Goldthorpe is currently a Partner at BC Partners Advisors LP (“BC Partners”), having launched the BC Partners Credit platform in February 2017, and also serves as the CEO and Chairman of Mount Logan Capital Inc. From 2012 to 2016, Mr. Goldthorpe worked at Apollo Investment Corporation, serving as the company’s President and the Chief Investment Officer of Apollo Investment Management where he was the head of its US Opportunistic Platform and also oversaw the Private Origination business. Prior to Apollo, he worked at Goldman Sachs for 13 years where he most recently ran the bank loan distressed investing desk, and before that, he worked at Principal Capital Investing for the Special Situations Group. Mr. Goldthorpe holds a Bachelor of Commerce from Queen’s University.

As of September 30, 2022, Mr. Goldthorpe owned between $500,001-$1,000,000 in Fund shares.

As of September 30, 2022, Mr. Goldthorpe managed the following accounts in addition to the Fund:

Total Other Accounts Managed

Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
4	$0.9 million	6	$3.7 million	3	$1.0 million

Other Accounts Managed Subject to Performance-Based Fees

Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
4	$0.9 million	5	$3.4 million	0	$0

Portfolio Manager Compensation

As compensation, Mr. Terwilliger receives from the Adviser a fixed base salary. Mr. Terwilliger is also entitled to receive a discretionary bonus which may be based upon, among other things, individual performance and the performance of the Fund and the Adviser.

Mr. Goldthorpe, a Partner of BC Partners, is compensated based on the success of various fund and business platforms. As part of this compensation, he receives a carried interest from the firm’s activities that is distributed based on factors such as seniority, longevity and performance, including successful deal sourcing and execution. As a Partner of BC Partners, Mr. Goldthorpe’s compensation would increase if the Fund’s performance (and net asset value) increased due to his indirect interest in the Adviser, but such compensation is not tied to any specific metric.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics was previously filed December 16, 2020 in the in the Registrant’s Post-Effective Amendment to its Registration Statement on Form N-2 and is hereby incorporated by reference.

(a)(2)	Certifications required by Item 13(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(a)(3)	None.

(a)(4)	None.

(b)	Certifications required by Item 13(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALTERNATIVE CREDIT INCOME FUND

By:	/s/ Ted Goldthorpe
Ted Goldthorpe
President and Chief Executive Officer (Principal Executive Officer)

Date:  December 09, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Ted Goldthorpe
Ted Goldthorpe
President and Chief Executive Officer (Principal Executive Officer)

Date:  December 09, 2022

By:	/s/ Jason Roos
Jason Roos
Chief Financial Officer (Principal Financial Officer)

Date:  December 09, 2022